UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2014

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Grant of awards to certain named executive officers under the Target Incentive Plan for 2014.
On January 28, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of McDonald’s Corporation (the “Company”) approved the payout structure for the 2014 Target Incentive Plan (“TIP”) awards for executives.
The target 2014 TIP awards for the Company’s “named executive officers” for whom disclosure was required in the Company’s most recent proxy statement are as shown in the table below.

Name	Position	Target TIP Award as a Percentage of Base Salary
Donald Thompson	President and Chief Executive Officer	160%
Timothy J. Fenton	Chief Operating Officer	125%
Peter J. Bensen	Chief Financial Officer	100%
Douglas Goare	President of McDonald's Europe	85%
Gloria Santona	Corporate Executive Vice President, General Counsel and Secretary	85%

TIP payouts are determined by a combination of a team performance factor and an individual performance factor.
The team performance factor will be determined primarily by growth in operating income over the Company’s 2013 operating income, measured in constant currencies (i.e., excluding the effects of foreign currency translation). The named executive officers listed above are generally not eligible to receive a TIP payout if the Company does not achieve growth in operating income in 2014. Operating income is measured on a consolidated or geographic business unit level, as applicable to each named executive officer’s award. For Messrs. Thompson, Fenton and Bensen and Ms. Santona the team performance factor measures corporate performance. For Mr. Goare, the team performance factor will be based on a combination of the performance of Europe and corporate performance.
Individual performance will be measured against various qualitative performance factors, including setting and achieving goals that are in line with the Company’s strategic focus.
The maximum TIP award that any of the named executive officers can earn in 2014 is 250% of the target award.

Item 7.01. Regulation FD Disclosure.

On January 29, 2014, McDonald's Corporation issued an Investor Release announcing that on the same day the Board of Directors declared a quarterly cash dividend. A copy of the Investor Release is attached as Exhibit 99 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99	Investor Release of McDonald's Corporation issued January 29, 2014:
McDonald's Announces Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	January 31, 2014	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President—Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99	Investor Release of McDonald's Corporation issued January 29, 2014:
McDonald's Announces Quarterly Cash Dividend